EXHIBIT (d)(2)


                                                     As Revised January 29, 2007


                                     FORM OF

                               Revised Schedule A
                                     to the
                      Investment Advisory Agreement between
                                   BB&T Funds
                         and BB&T Asset Management, Inc.
          dated February 1, 2001 and amended and restated May 23, 2003

Name of Fund                                                        Compensation*
------------                                                        -------------
BB&T U.S. Treasury Money Market Fund             Annual rate of forty one-hundredths of one percent
                                                 (.40%) of the BB&T U.S. Treasury Money Market
                                                 Fund's average daily net assets.

BB&T Short U.S. Government Fund                  Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Short U.S. Government Fund's
                                                 average daily net assets.

BB&T Intermediate U.S. Government Fund           Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Intermediate U.S. Government
                                                 Fund's average daily assets.

BB&T Large Cap Fund                              Annual rate of seventy-four one-hundredths of one
                                                 percent (.74%) of the BB&T Large Cap Fund's average
                                                 daily net assets.

BB&T North Carolina Intermediate Tax-Free Fund   Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T North Carolina Intermediate
                                                 Tax-Free Fund's average daily net assets.

BB&T International Equity Fund                   Annual rate of one percent (1.00%) of the BB&T
                                                 International Equity Fund's average daily assets.

BB&T Capital Manager Conservative Growth Fund    Annual rate of twenty-five one-hundredths of one
                                                 percent (.25%) of the BB&T Capital Manager
                                                 Conservative Growth Fund's average daily net
                                                 assets.

BB&T Capital Manager Moderate Growth Fund        Annual rate of twenty-five one-hundredths of one
                                                 percent (.25%) of the BB&T Capital Manager Moderate
                                                 Growth Fund's average daily net assets.

BB&T Capital Manager Growth Fund                 Annual rate of twenty-five one-hundredths of one
                                                 percent (.25%) of the BB&T Capital Manager Growth
                                                 Fund's average daily net assets.

BB&T Prime Money Market Fund                     Annual rate of forty one-hundredths of one percent
                                                 (.40%) of the BB&T Prime Money Market Fund's
                                                 average daily net assets.

BB&T South Carolina Intermediate Tax-Free Fund   Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T South Carolina Intermediate
                                                 Tax-Free Fund's average daily net assets.

BB&T Virginia Intermediate Tax-Free Fund         Annual Rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Virginia Intermediate Tax-Free
                                                 Fund's average daily assets

BB&T Equity Index Fund                           Annual Rate of fifty one-hundredths of one percent
                                                 (.50%) of the BB&T Equity Index Fund's average
                                                 daily assets

BB&T Total Return Bond Fund                      Annual Rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Total Return Bond Fund's average
                                                 daily assets

BB&T Mid Cap Value Fund                          Annual Rate of seventy-four one-hundredths of one
                                                 percent (.74%) of the BB&T Mid Cap Value Fund's
                                                 average daily assets

BB&T Mid Cap Growth Fund                         Annual Rate of seventy-four-hundredths of one
                                                 percent (74%) of the BB&T Mid Cap Growth Fund's
                                                 average daily assets

BB&T West Virginia Intermediate Tax-Free Fund    Annual Rate of forty-five one-hundredths of one
                                                 percent (.45%) of the BB&T West Virginia
                                                 Intermediate Tax-Free Fund's average daily assets

BB&T Capital Manager Equity Fund                 Annual Rate of twenty-five one-hundredths of one
                                                 percent (.25%) of the BB&T Capital Manager Equity
                                                 Fund's average daily assets

BB&T Small Cap Fund                              Annual rate of one percent (1.00%) of the BB&T
                                                 Small Cap Fund's average daily assets

BB&T Kentucky Intermediate Tax-Free Fund         Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Kentucky Intermediate Tax-Free
                                                 Fund's average daily assets

BB&T Maryland Intermediate Tax-Free Fund         Annual rate of sixty one-hundredths of one percent
                                                 (.60%) of the BB&T Maryland Intermediate Tax-Free
                                                 Fund's average daily assets

BB&T National Tax-Free Money Market Fund         Annual rate of twenty-five one-hundredths of one
                                                 percent (.25%) of the BB&T National Tax-Free Money
                                                 Market Fund's average daily net assets.

BB&T Special Opportunities Equity Fund           Annual rate of eighty one-hundredths of one percent
                                                 (.80%) of the BB&T Special Opportunities Equity
                                                 Fund's average daily assets

BB&T Equity Income Fund                          Annual rate of seventy one-hundredths of one
                                                 percent (.70%) of the BB&T Equity Income Fund's
                                                 average daily assets

*    All fees are computed daily and paid monthly.

                                        BB&T FUNDS


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        BB&T ASSET MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Title:
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